LEASE CONTRACT

Land Lord (hereinafter called “Party A”)：Ye Xiaoyan, Liu jiarong

Tenant (hereinafter called “Party B”)： Chengdu Tian Ze Dao Qin Management Consulting Co., Ltd.

This contract is made and entered into by and between the Land Lord (Party A) and the Tenant (Party B) through friendly consultation. Whereby Party A agrees to lease  to Party B the under-mentioned premises on the terms and subject to the conditions set by the government.

* Party A shall guarantee the legality and the lease right of the premises.

* Location, Size of the premises

* Party A shall lease to Party B the premises owned by itself, which is located at Room 36, 3rd floor, 1st building, No.16, Jiangxi Str., Wuhou district, Chengdu, Sichuan.

* The registered size of the leased premises is 42.53 square meters. ( comprising construction area)

* Party A shall provide the property ownership certificate of the premises (or valid certificate document of its lease right) and its identity certificates. Party B shall provide its business license. Both parties may keep the duplicate of the counterpart’s documents which shall be used of this lease only.

* Lease term and Purpose

* The lease term shall be from March 1st, 2011 to August 31st, 2011.

* Party B shall undertake to Party A that the premises must be used only for commercial use.

* Party A may withdraw the premises when this contract expires, but under the same terms Party B has the priority to lease the premises. Within one month prior to this contract expires, Party B shall notify Party A if it intends to extend the lease. In this situation, two parties shall discuss matters over the extension.

* Rental and Payment

1、The rental shall be RMB 1500 yuan per month.

2、Payment of rental shall be one installment every 3 months and each installment shall be 4500 yuan. Party A shall issue a certificate of receipts to Party B after receiving the rental.

* Fee during the lease term

* Obligation of Party A：

Party A shall pay the Property Tax of the premises according to the law and any fee involved but not listed herein during the lease term.

* Obligation of Party B：

* Party B shall bear the cost of utilities such as management, water, electricity, gas, cable fees during the lease term.

* This contract covers the ban of increasing any fee which is not listed herein.

* Party B shall not transfer the lease of the premises or sub without Party A’s approval.

* Modification 、Termination and Dissolution of this contract

* Both parties shall discuss matters over the modification and dissolution of this contract.

* Party B has the right to terminate this contract, if Party A commits the following acts:

* Party A does not provide the premises or not as provided herein so that the living environment of Party B may be severely affected.

* Party A does not repair the damaged facilities so that Party B may not use the facilities normally.

* Party A has the right to terminate this contract and withdraw the premises, if Party B commits the following acts:

* Party B transfers the lease of the premises or subs without Party A’s approval.

* Party B amends the purpose of the premises without Party A’s approval.

* Party B is 3 months behind with the rent.

* Within one month prior to this contract expires, Party B shall notify Party A if it intends to extend the lease.

* The lease term expires.

* This contract may not be performed by virtue of force majeure.

* Delivery and withdrawal of the premises

* Party A shall guarantee the normal condition of the premises and its attached facilities.

* Party B shall return the premises and attached facilities to Party A when the lease term expires

* Party B may take away the added facilities without changing the good conditions of the premises for normal use when this contract expires. Party A has the right to dispose the facilities left behind without permission.

* Miscellaneous shall be discussed by both parties. The annex is the integral part of this contract. The annex and this contract are equally valid.

* In witness whereof, this contract shall be executed effective as of being signed by both parties.

* There are 2 originals of this contract. Each party may hold 1 original.

Party A（Signature and Seal）：	Party B（Signature and Seal）：

ID number：	ID number：

Telephone：	Telephone：

Fax：	Fax：

Address：	Address：

Zip code：	Zip code：

Property Certificate No.：
March 1st, 2011